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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 26, 2006
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

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         MINNESOTA                                        41-1595629
(State or other jurisdiction                             (IRS Employer
      of incorporation)                                Identification No.)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On January 26, 2006, ATS Medical, Inc. (the "Company") issued a press release announcing U.S. Food and Drug Administration approval and market release of the ATS Simulus(TM) annuloplasty product line, which expands the Company's portfolio to include the repair segment of the heart valve therapy market. The full text of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      The following exhibit is being filed with this report:

         99  Press Release, dated January 26, 2006, of ATS Medical, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ATS MEDICAL, INC.




                                              By:  /s/ John R. Judd
                                                 -------------------------------
                                                   John R. Judd
                                                   Chief Financial Officer

Date:  January 26, 2006



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                                  EXHIBIT INDEX


99  Press Release, dated January 26, 2006, of ATS Medical, Inc.